                         NOTICE OF DISSOLUTION OF GROUP

     As of July 11, 2005, no further group filings, as defined under Section 13 of the Securities Exchange Act of 1934, with respect to transactions in securities of Chyron Corporation (the "Issuer"), will be made by The Weber Family Trust dated 1/6/89, Eugene M. Weber, Angela G. Weber, Angela S. Weber, Paige Averell Weber and Robert Rayne. All further filings with respect to the securities of the Issuer will be filed, if required, by the foregoing persons in their individual capacities.

Dated: July 11, 2005

                                         LONDON MERCHANT SECURITIES PLC


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         LION INVESTMENTS LIMITED


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         WESTPOOL INVESTMENT TRUST PLC


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         LMS TIGER INVESTMENTS LIMITED


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director


                                         LMS CAPITAL LIMITED


                                         By:  /s/ Martin Pexton
                                              ---------------------------------
                                              Name:  Martin Pexton
                                              Title: Director

                                         THE WEBER FAMILY TRUST DATED 1/6/89


                                         By:  /s/ Eugene M. Weber
                                              ---------------------------------
                                              Name:  Eugene M. Weber
                                              Title: Trustee


                                         EUGENE M. WEBER

                                         /s/ Eugene M. Weber
                                         --------------------------------------


                                         ANGELA G. WEBER

                                         /s/ Angela G. Weber
                                         --------------------------------------


                                         ANGELA S. WEBER

                                         /s/ Eugene M. Weber
                                         --------------------------------------
                                         By: Eugene M. Weber, as Custodian


                                         PAIGE WEBER

                                         /s/ Eugene M. Weber
                                         --------------------------------------
                                         By: Eugene M. Weber, as Custodian


                                         ROBERT A. RAYNE

                                         /s/ Robert A. Rayne
                                         --------------------------------------